Exhibit 10.6 to
                                                               ---------------
                                                                  Form 8-K
                                                                  --------






                         AMENDED AND RESTATED TERM NOTE
                         ------------------------------

$10,000,000.00                                                      Carlsbad, CA

                                                     Dated as of October 9, 2002



                     FOR VALUE RECEIVED, the undersigned, HomeFed Corporation, a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of Leucadia Financial Corporation, a Utah corporation ("Leucadia"), at c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010, on the Maturity Date (as defined below) and in the manner set forth below, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) TEN MILLION DOLLARS ($10,000,000.00) or (b) if greater or less, the aggregate unpaid principal amount of all loans made by Leucadia to the Company pursuant to the Line Letter hereinafter referred to. The Company further agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding, until paid in full (both before and after judgment), at a rate per annum equal to ten percent (10.00%) (calculated on the basis of a 360 day year for the actual number of days elapsed). Interest shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31, commencing on March 31, 2002, and shall accrue on all unpaid principal amounts and will be payable in the manner set forth in this Note. The holder of this Note is authorized to (i) endorse the date and amount of each loan pursuant to the Line Letter and each principal payment with respect thereto on the schedule annexed hereto and made a part hereof, or (ii) record on its books and records each loan pursuant to the Line Letter and each principal payment with respect thereto (provided such entries shall be endorsed on the schedule annexed hereto prior to any negotiation hereof), which endorsement or entry on the books and records of the holder hereof shall constitute prima facie evidence of the accuracy of the information endorsed or recorded, as the case may be.

                     This Note is the Term Note referred to in the Line Letter dated of even date herewith from Leucadia to the Company and is entitled to the benefits and obligations thereof. Principal and interest due on this Note shall be payable at the Maturity Date. The "Maturity Date" of this note shall be the earlier of February 28, 2007 and the Expiration Date (as defined in the Line Letter). This Note may be prepaid in whole or in part, at any time without premium or penalty, but with interest on the amount prepaid.

                     Upon the happening of an Event of Default (as defined below) Leucadia may declare the entire unpaid balance of the amount owed by the Company under this Note, together with all accrued and unpaid interest, to be immediately due and payable. An "Event of Default" shall mean the commencement by or against the Company of any proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law seeking to adjudicate the Company bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of the Company or its debts, or seeking the entry of an order for relief or the appointment of a receiver, liquidator, assignee, trustee, sequestrator, agent or custodian (or other similar official) for it or any substantial part of its property, and relief against it is ordered in such proceeding or in the event the appointment or petition is not contested by the Company.

                     The Company, for itself and all other persons who now are or who may become liable for the payment of all or any part of the obligations evidenced by this Note, jointly, severally and irrevocably, hereby waive presentment for payment, demand, protest, notice of protest, notice of dishonor and any and all other notices and demands whatsoever.

                     This Note shall be governed by, construed and interpreted in accordance with the laws of the State of New York.

                                                  HOMEFED CORPORATION



                                              By:  /s/ Paul J. Borden
                                                  ------------------------------
                                                  Name: Paul J. Borden
                                                  Title: President

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                               UNDER THE TERM NOTE
                                    ISSUED TO
                         LEUCADIA FINANCIAL CORPORATION
                                       BY
                               HOMEFED CORPORATION

                                 Amount                  Amount                 Unpaid
                                   of                      Of                  Principal              Notation
          Date                    Loan               Principal Paid             Balance                Made By
          ----                    ----               --------------             -------                -------
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




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